SECURITIES  AND  EXCHANGE  COMMISSION
                                         Washington, DC   20549

                                                 FORM 8-K
                                                 ------------------

                                CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:   November 21, 2001

                                     B. B. WALKER COMPANY
                              -------------------------------------
                     (Exact name of registrant as specified in its charter)

    North Carolina                    0-934                      56-0581797
------------------                   -------                    --------------
(State or other jurisdiction of  (Commission File Number)  IRS Employer ID No.)
 incorporation or organization)

414 East Dixie Drive, Asheboro, NC                                27203
-----------------------------------------                       --------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            (336) 625 1380
                                                            ------------------


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 13, 2001 B B Walker Company signed the 16th
Amendment and Forebearance Agreement with its lending institution, Standard Federal Bank National Associaton (f/k/a Michigan National Bank) as successor in interest to Mellon Bank, N A. LaSalle Business Credit, Inc. Agent. The Company is in discussion with other lenders to replace this facility.





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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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Exhibit 99.  SIXTEENTH AMENDMENT TO CREDIT AGREEMENT AND
		FORBEARANCE AGREMENT



                                                  SIGNATURES
                                                  --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  B. B. Walker Company

Date:  November 21, 2001                          KENT T. ANDERSON
------------------------                       ------------------------------
                                                  Kent T. Anderson
                                                  Chairman of the Board, Chief
                                                  Executive Officer, and
                                                  President


Date:  November 21, 2001                        JOYCE C. WALKER
------------------------                        ------------------------------
                                                Joyce C. Walker
                                                Chief Accountant





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